FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 26, 2007




                            FirstFed Financial Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                1-9566                    95-4087449
        --------                ------                    ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



401 Wilshire Boulevard, Santa Monica, California          90401-1490
------------------------------------------------          ----------
    (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                           Total number of pages is 5

                         Index to Exhibits is on Page 3





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ITEM 7.01.  Regulation FD Disclosure.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of and for the period ended June 30, 2007 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.


ITEM 9.01.  Financial Statements and Exhibits.

     (d) Exhibits

         99.1 Monthly Financial Data as of and for the period ended June 30, 2007 (Unconsolidated)



                               S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.


Dated: July 26, 2007                             By: /s/ Douglas J. Goddard
                                                         ------------------
                                                         Douglas J. Goddard
                                                         Chief Financial Officer



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                                INDEX TO EXHIBITS





Exhibit                                                                     Page
-------                                                                     ----
 99.1  Monthly Financial Data as of and for the period ended June 30, 2007   4-5





































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
                                                                          EXHIBIT 99.1


                                                                First Federal Bank of California
                                                MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                                                          (Unaudited)
                                                                     (Dollars in thousands)

                                  As of, for the       As of, for the     As of, for the      As of, for the     As of, for the
                                   month ended          month ended        month ended        6 months ended     6 months ended
                                    June 30,               May 31,           June 30,            June 30,            June 30,
                                      2007                  2007               2006                2007               2006
                                 ---------------      ---------------    ---------------     ---------------    ---------------

Cash and investment
  securities                     $       385,942      $       336,630    $       391,568     $       385,942    $       391,568
Total mortgage- backed
  securities                     $        50,569      $        51,346    $        64,791     $        50,569    $        64,791
Total assets                     $     7,669,286      $     7,853,963    $    10,254,669     $     7,669,286    $    10,254,669

LOANS:
Total loans                      $     6,994,426      $     7,233,433    $     9,463,861     $     6,994,426    $     9,463,861

Loans Funded:

  Single family loans            $        41,033      $        37,792    $       152,979     $       351,405    $     1,158,306
  Multi-family loans                      12,409                4,755             22,052              64,492            137,561
  Commercial & industrial
    real estate loans                      6,500                   --              1,029              12,455             11,057
  Other loans                                264                1,180              1,522              11,533             17,303
                                 ---------------      ---------------    ---------------     ---------------    ---------------
         Total Loans Funded:     $        60,206      $        43,727    $       177,582     $       439,885    $     1,324,227
Loans Originated for Third
Parties:                                   6,993                4,130              4,915              78,616             40,451
                                 ---------------      ---------------    ---------------     ---------------    ---------------
Total Loans Originated:          $        67,199      $        47,857    $       182,497     $       518,501    $     1,364,678
                                 ===============      ===============    ===============     ===============    ===============
Percentage of ARMs
  originated:                                51%                  50%                93%                 49%                98%

Loan repayments:

  Single family loans            $       213,359      $       220,220    $       190,864     $     1,283,980    $     1,103,520
  Multi-family and
    commercial real estate
    loans                                 70,616               41,574             27,336             271,233            179,892
  Other                                    1,786                4,183              2,447              23,353             26,040
                                 ---------------      ---------------    ---------------     ---------------    ---------------
                                 $       285,761      $       265,977    $       220,647     $     1,578,566    $     1,309,452
                                 ===============     ================    ===============     ===============    ===============

Loans sold                       $         5,214      $        69,049    $        78,129     $       341,293    $       185,263


Percentage of portfolio in
  adjustable rate loans                   96.84%               97.04%             96.68%              96.84%             96.68%

Non-performing assets to
  total assets ratio                       0.85%                0.65%              0.07%               0.85%              0.07%

BORROWINGS:
  Federal Home Loan Bank
    advances                     $       945,000      $     1,120,000    $     2,909,000     $       945,000    $     2,909,000
  Reverse repurchase
    agreements                   $       900,900      $       900,000    $     1,000,000     $       900,900    $     1,000,000

DEPOSITS:
  Retail deposits                $     3,067,847      $     3,004,350    $     2,692,499     $     3,067,847    $     2,692,499
  Wholesale deposits                   1,825,921            1,893,882          2,841,630           1,825,921          2,841,630
                                 ---------------     ----------------    ---------------     ---------------    ---------------
                                 $     4,893,768      $     4,898,232    $     5,534,129     $     4,893,768    $     5,534,129
                                 ===============     ================    ===============     ===============    ===============
Net increase
 (decrease)                      $        (4,464)     $        24,190    $       189,701     $    (1,008,350)   $     1,149,075

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AVERAGE INTEREST RATES (CONSOLIDATED):

Yield on loans                        8.00%                8.03%               7.39%             7.99%              6.87%

Yield on investments                  5.32%                5.38%               5.17%             5.46%              4.94%

Yield on earning assets               7.85%                7.89%               7.26%             7.84%              6.75%

Cost of deposits                      4.37%                4.38%               4.02%             4.46%              3.65%

Cost of Borrowings                    5.37%                5.39%               5.07%             5.39%              4.60%

Cost of money                         4.67%                4.71%               4.48%             4.76%              4.12%

Earnings spread                       3.18%                3.18%               2.78%             3.08%              2.63%

Effective net spread                  3.55%                3.54%               3.05%             3.49%              2.88%

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